Exhibit 99.2 [Alcoa logo] 4th Quarter 2005 Analyst Conference January 9, 2006

Today’s discussion may include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform
Act of 1995.  Such statements relate to future events and
expectations and involve known and unknown risks and
uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking
statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the
quarter ended September 30, 2005 filed with the Securities and
Exchange Commission.
Forward-Looking Statements

[Alcoa logo] Joseph Muscari Executive Vice President Chief Financial Officer

4Q Summary
Business Fundamentals
Continued strong aluminum demand
Tight aluminum markets driving LME prices
Strength in aerospace and commercial vehicle markets
Seasonal weakness in automotive, B&C and can sheet
High raw material and energy costs
4Q Financial Performance
Total revenues up 2% to $6.7 billion
Income from continuing ops of $210 million, including $93 million of significant items
Strong upstream performance; Alumina ATOI up 17%, Primary ATOI up 44%
Cash from operations of $1 billion; FY05 at $1.7 billion
Debt to capital at 30.8%, down 0.7 percentage points
Growth Initiatives
Alumar online
Guinea MOU signed
Pinjarra upgrade on schedule
Operational Excellence
Refining production getting back on track – December best month on record
220” mill production at Davenport best quarter on record
Leading safety performance

4   Quarter Market Conditions
Revenue Changes by Market
Packaging
24%
Primary
Products
28%
Automotive
10%
Building &
Construction
9%
Aerospace
11%
Other
(Distr., IGT)
8%
Commercial
Transportation
6%
Industrial
Products
4%
Revenue by Market 4Q’05
Note: Packaging includes can sheet
4Q'04 3Q'05
3rd Party Realized Prices
Alumina 12% 6%
Aluminum 12% 11%
3rd Party Revenue
Aerospace 25% 7%
Automotive 0% 1%
Commercial Transportation 9% -2%
B&C 3% -10%
Industrial Products 10% -2%
Packaging 8% 2%
th

Safety
Lost Work Days
Total Recordables
82%
18%
44%
56%
Zero Incident Locations
428 Locations 129,000 Employees
351
77
0
5 0
1 0 0
1 5 0
2 0 0
2 5 0
3 0 0
3 5 0
4 0 0
N o L W D L W D
# of
Locations
190
238
0
5 0
1 0 0
1 5 0
2 0 0
2 5 0
3 0 0
3 5 0
4 0 0
N o T R R T R R
# of
Locations

Growth
Upstream
First production from Alumar smelter expansion
Guinea alumina refinery MOU signed
Rockdale power station LOI signed
Juruti bauxite mine environmental license granted
Downstream
Bohai JV formed with Alcoa management
Began construction of new coating line for Architectural products
Initiated modernization project in Hungary
Two Fasteners facilities in China on schedule
Took full ownership of Tianjin Closures joint venture

Product Development
Simultaneous multi alloy casting – construction started
on pilot facility in Amorebieta
Hurricane impact resistant aluminum composite
building panel
DuraBright in other commercial vehicle components
A range of fasteners that are applicable to composite
structures have been developed and specified
Aluminum bottles
Packaging Developments:  Vino-Lok; Slow Cooker
Liner; Reynolds FunShapes

Operational Excellence
Davenport 220" hot mill had record production in the 4th
quarter
New annual production records where set in 6 of our 9
refineries
Australian refining system had record production in the
4th quarter.
AFL operational issues improving
Brazil FRP production records

Portfolio Management
Completed sale of Southern Graphic Systems
Eastalco smelter curtailed
Reorganized Extrusion Businesses
Hard Alloy, Rod & Bar: Linked to Mill Products to better
serve aerospace and industrial markets
Soft Alloy: Global organization with new leader to leverage
best practices and exploit advantage of individual facilities

Financial
Income from continuing operations of $210 million, or
$0.24 per share, includes items totaling negative $93
million, or $0.11 per share
Cash from operations in the quarter of $1 billion
Debt-to-cap reduced to 30.8%
Revenue up 12% year over year and 2% sequentially
2005 ROC of 8.3%;  ROC excluding growth
investments of 9.5%.
4 Quarter Financial Overview
th

4 Quarter 2005 Financial Review
In Millions 3Q'05 4Q'05 Fav/(Unfav)
Sales $6,566 $6,669 $103
Cost of Goods Sold $5,405 $5,459 ($54)
   % of Sales 82.3% 81.9% 0.4 pts
SG&A $317 $362 ($45)
   % of Sales 4.8% 5.4% (0.6 pts)
Restructuring and Other Charges $7 $27 ($20)
Interest Expense $96 $78 $18
Other Income, Net (Gain) ($92) ($5) ($87)
Effective Tax Rate 24.2% 24.0% (0.2 pts)
Minority Interests $59 $80 ($21)
GAAP Net Income
$289 $224 ($65)
(Loss) Income from Discontinued Operations
($1) $16 $17
Cumulative effect of Accounting Change
($2)
GAAP Income From Continuing Operations
$290 $210 ($80)
th

4 Quarter 2005 Significant Items
$22 million Mark-to-Market
$55 million Hurricanes & Business interruptions
($17 million) Power and other credits
$93 million Total
Net after-tax impact Item
$14 million Russia
$19 million Restructuring
th

4 Quarter 2005 Cash Flow Review
$ In Millions 3Q'05 4Q'05
Net Income 289 224
DD&A 322 317
Change in Working Capital 240 479
Other Adjustments 6 38
Pension Contribution (364) (19)
Cash From Operating Activities 493 1,039
Dividends to Shareholders (131) (131)
Other Financing Activities (52) (312)
Cash From Financing Activities (183) (443)
Capital Expenditures (542) (762)
Acquisitions/Divestitures 90 410
Other Investing Activities 208 (2)
Cash From Investing Activities (244) (354)
$762*
$542*
$0
$200
$400
$600
$800
3Q'05 4Q'05
Non-Growth spend Growth projects
Capital Expenditures
*Total capital expenditures for the period
th

Revenue and ATOI Performance 0 200 400 600 800 0 2,500 5,000 7,500 ATOI Revenue Historical Performance of Combined Segments ($million) Total ATOI is defined as sum of 3 party and intersegment ATOI. rd

3,100
3,200
3,300
3,400
3,500
3,600
3,700
3,800
1Q03 3Q03 1Q04 3Q04 1Q05 3Q05
60%
70%
80%
90%
100%
110%
120%
130%
140%
150%
160%
Production CAP Index Realized Price Index
Alumina
4Q vs 4Q 3Q vs 4Q 4Q’05
3% 17% 183 ATOI ($MM)
5% 6% 561 3 Party Sales ($MM)
2% 0% 3,706 Production (kmt)
12% 6% $248 3 Party Price
(11%) (3%) 1,966 3 Party Shipmts (kmt)
4Q Highlights
4 Quarter Dynamics
Alumina markets remain tight on
strong global demand
High raw material and energy costs
1Q’06 Outlook
High prices on quarter lag
Production improving
Energy costs dependent on natural
gas
Input cost inflation slowing
Production & Cost Trends
CAP Index; Q4’05 = 100%     Third Party Realized Price Index; Q1’03 = 100%
rd
rd
rd
th

760
780
800
820
840
860
880
900
920
1Q03 3Q03 1Q04 3Q04 1Q05 3Q05
60%
70%
80%
90%
100%
110%
120%
130%
140%
150%
Production CAP Index Realized Price Index
Primary Metals
4Q vs 4Q 3Q vs 4Q 4Q’05
22% 44% 242 ATOI ($MM)
23% 6% 1,281 3 Party Sales ($MM)
9% 0% 900 Production (kmt)
12% 11% $2,177 3 Party Price
16% (6%) 557 3 Party Shipmts (kmt)
4 Quarter Dynamics
Demand driving higher prices
Demand for higher value products
sustaining premiums
1Q’06 Outlook
January sales on 30 day lag at a
record $2,247/mt
Alumar ramping up more than offset
by idling of Eastalco; net 22 kmt
decline in production
Production & Cost Trends 4Q Highlights
CAP Index; Q4’05 = 100%     Third Party Realized Price Index; Q1’03 = 100%
rd
rd
rd
th

Flat Rolled Products
4Q vs 4Q 3Q vs 4Q $MM
5% (23%) 62
ATOI (incl. Russia)
16% 4% 1,739 Revenue
4Q Highlights
4 Quarter Dynamics
Aerospace markets remain strong
Seasonal volume declines in can
sheet and automotive
Natural gas and chemical coating
costs higher on hurricane impact
Russia growth costs of $20 million
1Q’06 Outlook
Seasonal increase in can sheet and
automotive volumes
Price pressure in common alloy
sheet
Reduced Russia costs
ATOI Performance
62
Boxed ATOI includes Russia losses
82
59
40
50
60
70
80
90
4Q04 4Q05
$ Millions
ATOI Russia
th

Extruded & End Products
4Q vs 4Q 3Q vs 4Q $MM
(50%) (113%) (3)
ATOI (incl. Russia)
5% (6%) 1,022 Revenue
4Q Highlights
4 Quarter Dynamics
Hard alloy extrusions benefit from
aerospace demand
Steep seasonal volume declines in
soft alloy, and building and
construction
Higher energy costs
1Q’06 Outlook
Seasonal increase in automotive
and B&C markets
ATOI Performance
(3)
Boxed ATOI includes Russia losses
(2)
(2)
-5.0
-4.0
-3.0
-2.0
-1.0
0.0
4Q04 4Q05
$ Millions
ATOI Russia
th

Engineered Solutions
4Q vs 4Q 3Q vs 4Q $MM
10% 41% 45
ATOI (incl. Russia)
10% 2% 1,275 Revenue
4Q Highlights
4 Quarter Dynamics
Fasteners and investment castings
remain strong on robust aerospace
demand
Improving performance at AFL
Seasonal volume declines in
automotive
1Q’06 Outlook
Aerospace markets remain strong
Further progress at AFL
Up-tick in automotive volumes
ATOI Performance
45
47
41
Boxed ATOI includes Russia losses
25
30
35
40
45
50
4Q04 4Q05
$ Millions
ATOI Russia
th

Packaging & Consumer
4Q vs 4Q 3Q vs 4Q $MM
(33%) (29%) 20 ATOI
4% (1%) 798 Revenue
4Q Highlights 4 Quarter Dynamics
Resin cost increases outpace
ability to pass through on
hurricane related shortages
4 quarter peak season for Alcoa
Consumer Products
Seasonal declines in Closures
1Q’06 Outlook
Consumer Products volumes
decline following holiday season
Sustained high resin prices
Higher metal cost will impact
Consumer Products, Food
Packaging and Flexible Packaging
ATOI Performance
0
5
10
15
20
25
30
35
4Q04 4Q05
$ Millions
20
30
th
th

Outlook Summary
1Q‘06 Outlook
Positives Negatives
Continued strong aluminum
demand
Aluminum prices strengthened
to fifteen year highs
Aerospace markets are strong
Continued operating
improvement
Seasonal declines in consumer
products and building and
construction
Continued progress on growth projects: Upstream, Russia, and China

[Alcoa logo] Alain J. P. Belda Chairman and Chief Executive Officer

2005 Review
Revenue growth of 13%, or $2.9 billion, over 2004
Income from continuing operations of $1.2 billion
Maintained debt-to-cap within target range (30.8% at year-end)
ROC excluding growth investments of 9.5%
Mitigated significant cost inflation through price, mix and
productivity
Executed on growth strategy

2004 Actual
Cost Inflation
Energy
Currency
Subtotal
LME
Price/Mix
Vol.&COGS Prod.
GASE/R&D
Depreciation
Tax
Portfolio Mgt
Russia
Other
2005

2005 Cost Pressures & Management Actions
$630
425
188
69
141
126
34
50
124
410
80
234
433
$500
$1,000
$1,500
External Cost
Pressures
Income from Continuing Operations
($ millions)
Management Actions Management Actions
$1,233
$1,377

1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05

Fundamentally Strong Franchise
Target Range (25-35%)
*  Bloomberg trailing 12 month average
Excludes growth investments (CWIP and Russia) for 2003 through 2005
Return on Capital*
(%)
Debt to Total Capital
(%)
2%
3%
4%
5%
6%
7%
8%
9%
1 0%
2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5
2 0%
2 5%
3 0%
3 5%
4 0%
4 5%

Industry Costs Continue to Escalate
Worldwide Aluminum Smelter Cash Costs
2003 - 2005
600
800
1000
1200
1400
1600
1800
2000
2200
2400
0 5000 10000 15000 20000 25000 30000 35000
Worldwide Production - 000 MT
$ per MT
2003 Cost Curve
2004 Cost Curve
Data : Alcoa, CRU International
2005 Cost Curve

Upstream Production and Labor Productivity
Alumina Production Improvement - Alcoa
Share
Indexed to 2001
1.0
1.04
1.10
1.14
1.17
2001 2002 2003 2004 2005
Alumina Productivity Improvement
Indexed to 2001
1.0
1.07
1.20
1.23
1.21
2001 2002 2003 2004 2005
Smelting Productivity Improvement
Indexed to 2001
(Excludes effect of ABI strike)
1.03
1.08
1.11 1.11
1.0
2001 2002 2003 2004 2005
Smelting Production Improvement
Indexed to 2001
(Continuously Operating Smelters)
1.0
1.03
1.03
1.04
1.06
2001 2002 2003 2004 2005
Excludes Badin, Eastalco, Intalco, Wenatchee and ABI
*Productivity measured by man hours/ton
*
*

2005 Downstream Segment Highlights
Engineered Solutions
Alcoa Investment Cast and Forged Products—Sales up 16% YOY on strong aerospace demand and market position on key aerospace and IGT programs;
operating margin expansion of 26% driven by productivity improvements
Fasteners—Sales increased by 10% in 2005.
Packaging & Consumer
Closures—2005 revenue grew by 11% vs. 2004, with unit volume up by 7%.
Increased resin pass through to 90%, up significantly vs. 2004 rate
Flat-Rolled Products
North American Mill Products—Operating margin was 67% higher due to significant productivity improvements and higher aerospace shipments.
Davenport had a record year of plate production.
Extruded and End Products
Hard Alloy—Aerospace volume grew 10% YOY.

2005 estimated
consumption
2020 incremental
consumption
(1) Includes Africa and the Middle East
Source: McKinsey
Asia
Latin
America
Western
Europe
North
America
Eastern
Europe,
CIS &
Other
(1)
Projected 2020 World Aluminum
Consumption
(M Tons)
Total
Strong Consumption Growth
Al Consumption vs GDP Per Capita
0
10
20
30
40
50
60
6.7
7.2
13.1
1.1
10.8
11.6
31.6
5.0
3.1
29.5
1.7
0.6
31.1
60.6
18.5
4.4
4.1
1.9
0
10
20
30
40
50
60
10 20 30 40 50
Al Cons
(kg/cap)
GDP(US$000/cap)
Significant Long-Run
Growth Potential
India
China
Brazil
Mexico
Taiwan
Australia
Venezuela
Thailand
Italy
France
Canada
UK
Germany
Indonesia
Sweden
USA
Japan
Korea
Russia

0 1000 2000 3000 4000 5000 Jamalco Alumar Pinjarra Upstream Growth Projects 2005 2006 2007 2008 2009 + Project Year Refining Smelting 11 0 200 400 600 800 Trinidad Iceland Alumar

Downstream Growth Projects—Flat Rolled Products Other includes: Davenport, Kitts Green, Kofem, Shanghai 0 100 200 300 400 500 600 700 2005 2006 2007 2008 2009+ Bohai Other Russia

Strategically Managing the Portfolio
Divested/Restructured Acquired/Invested
Smelting
HAW
Eastalco
Elkem Equity
Aluminum Downstream
Automotive Castings
Cast Auto Wheels
Non-aluminum
Integris
Southern Graphics
AFL- telecommunications
Other Restructuring
7% headcount reduction
Refining
Suriname
Pinjarra
Energy
Three Oaks mine, Friendsville mine
US hydro, Latin America hydro
Warrick power plant
Smelting
Iceland, Alumar stubline
Ghana restart
European modernizations
Rolling
Russia, Bohai, Shanghai, Aerospace

Priorities in 2006
Managerial Excellence
Focus on volume (creep and productivity) and cost via ABS, centralized purchasing, consolidation, LCC
Increase overhead productivity while managing overhead expenses through EBS and low-cost country sourcing
Focus on product mix, pricing and new product application
Actively manage
capital expenditures and projects
Portfolio Management
Monitor progress of underperforming assets and make necessary adjustments
Profitable Growth
Capitalize on strong markets where we are well positioned
Profit from our technology
Integrate Russia and China
Continue to focus on value-creating organic growth projects

For Additional Information, Contact: Tony Thene Director, Investor Relations Alcoa 390 Park Avenue New York, N.Y. 10022-4608 Telephone: (212) 836-2674 Facsimile: (212) 836-2813 www.alcoa.com

[Alcoa logo] Appendix

Reconciliation of Return on Capital
FY05 FY04 FY03
Bloomberg Bloomberg Bloomberg
In Millions Method Method Method
Net Income $1,233 $1,310 $938
Minority Interest $259 $242 $238
Interest Expense $261 $201 $238
(After-tax)
Numerator (Sum Total) $1,753 $1,753 $1,414
Average Balances (1)
ST Borrowings $1,112 $767 $345
LT Borrowings $5,312 $6,019 $7,529
Preferred Equity $55 $55 $55
Minority Interest $1,391 $1,378 $1,317
Common Equity $13,282 $12,633 $10,946
Denominator (Sum Total) $21,152 $20,852 $20,193
Return on Capital
8.3% 8.4% 7.0%
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
(1) FY05 calculated as (December 2004 ending balance + December 2005 ending balance) divided by 2.

Reconciliation of Adjusted Return on Capital
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
Return on capital, excluding growth investments, is a non- GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.
The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
(1) FY05 calculated as (December 2004 ending balance + December 2005 ending balance) divided by 2.
FY05 FY04 FY03
Bloomberg Bloomberg Bloomberg
In Millions Method Method Method
Numerator (Sum Total) $1,753 $1,753 $1,414
Russia Net Income Impact $69 $0 $0
Adjusted Net Income $1,822 $1,753 $1,414
Average Balances (1)
ST Borrowings $1,112 $767 $345
LT Borrowings $5,312 $6,019 $7,530
Preferred Equity $55 $55 $55
Minority Interest $1,391 $1,378 $1,317
Common Equity $13,282 $12,633 $10,946
Denominator (Sum Total) $21,152 $20,852 $20,193
Capital Projects in Progress & Russia Capital Base ($1,913) ($1,140) ($1,132)
Adjusted Capital Base $19,239 $19,712 $19,061
Return on Capital, Excluding Growth Investments 9.5% 8.9% 7.4%

Segment ATOI Reconciliation
In Millions 4Q'05 4Q'04
Flat Rolled Products
ATOI excluding Russia losses $82 $59
Russia losses $20 NA
Segment ATOI $62 $59
Extrusions and End Products
ATOI excluding Russia losses ($2) ($2)
Russia losses ($1) NA
Segment ATOI ($3) ($2)
Engineered Solutions
ATOI excluding Russia losses $47 $41
Russia losses $2 NA
Segment ATOI $45 $41
Note:  1)  Russia losses have been excluded in the segment to exhibit the underlying performance of both the segment and the Russia businesses on a stand alone basis.  2)  Alcoa completed acquisition of Russian fabricating facilities on
January 31, 2005.